Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality in investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders

June 2001

Dear Evergreen Shareholder:

We are pleased to provide the Evergreen Sector Funds semiannual report, which covers the six-month period ended April 30, 2001.

Evergreen Seeks Solid Business Models for Sector Investments

Industries with explosive growth potential often find that their stocks have significant volatility due to the rapidly changing, short-term (quarterly) reported earnings outlook. Certainly, recent advances in technology and healthcare, including biotechnology, are nothing short of impressive. A whole new world of communication, information transfer and processing efficiency has evolved in a few short years. Parallel to the advances in technology, as epitomized by the breaking of the human genetic code, are the breakthroughs in the field of health sciences. While encouraged by advances in both technology and healthcare, we remain focused on those companies that can turn their efforts into successful commercial applications. We believe those enterprises that can generate advances and revolutionary developments in their industry, combined with an attractive business model, will be the true long-term winners in these fast paced industries.

Advances in technology, faster communication capability and competition within the utility industries, have given this sector a whole new look. As the sector dynamics evolve, we believe profitable and exciting investment opportunities will abound. Our investment team maintains an intense focus on identifying the most successful companies during this exciting time of sector transition, while managing the risk inherent during a period of fundamental change. After a decade of rapid adjustment, that includes both technical improvements and further deregulation, the industry is using the current cyclical slowdown to position itself for the future. We remain very enthusiastic for its long-term growth and profit potential.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately structured to support your long-term investment objectives. Please visit us online at www.evergreeninvestments.com for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Health Care Fund
Fund at a Glance as of April 30, 2001

"We seek consistent, risk-adjusted returns through both sector allocation and security selection by combining the disciplined use of quantitative screens and intensive bottom-up research in individual companies."

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 4/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads and fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Performance results are extremely short-term, and may not provide an adequate basis for evaluating a fund’s performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions or the increased potential of a small number of stocks affecting fund performance due to the smaller asset size, which may be difficult to repeat. Most mutual funds are intended to be long-term investments. The fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Each fund offers Class I shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

This fund has participated in IPOs which may have affected performance. There is no assurance that this method will continue to have any impact on the fund’s performance returns.

PERFORMANCE AND RETURNS[2]
Portfolio Inception Date: 12/22/1999	Class A	Class B	Class C	Class I**
Class Inception Date	12/22/1999	12/22/1999	12/22/1999	12/22/1999

6 months with sales charge	-17.23%	-16.67%	-14.28%	n/a

6 months w/o sales charge	-12.18%	-12.49%	-12.61%	-12.09%

Average Annual Returns*

1 year with sales charge	16.34%	18.31%	20.76%	n/a

1 year w/o sales charge	23.42%	22.54%	22.45%	23.72%

Since Portfolio Inception	57.66%	60.89%	62.67%	65.00%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

6-month capital gain
distributions per share	$0.69	$0.69	$0.69	$0.69

*Adjusted for maximum applicable sales charge unless noted.

**Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Health Care Fund, Class A shares2 , versus a similar investment in Standard and Poor’s 1500 Supercomposite Healthcare Sector Index (S&P 1500-Healthcare), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 1500-Healthcare and S&P 500 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
Health Care Fund
Portfolio Manager Interview

How did the Fund perform?

Evergreen Health Care Fund Class A shares returned –12.18% for the six-month period ended April 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the median return of health and biotechnology mutual funds was –13.95%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Standard & Poor’s 500 Index, a common benchmark for the overall stock market, returned –12.07% and the Standard and Poor’s 1500-Healthcare Index returned –6.87% for the same six-month period.

Portfolio Characteristics

(as of 4/30/2001)

Total Net Assets	$83,197,891

Number of Holdings	118

P/E Ratio	41.0x

What factors affected fund performance?

The positive long-term outlook for heathcare stocks did not change during the period. However, after a year in which virtually every part of the healthcare industry enjoyed extremely strong stock performance, it was time for a period of consolidation in stock prices.

The fundamentals in the biotechnology industry, for example, were excellent, but after 18 months of extraordinary performance, stock prices probably had run ahead of the fundamentals. Long-term prospects also continued to be favorable in the pharmaceutical industry, but company stock prices probably had risen to levels too high for the short run and it was time for some price consolidation to take place.

Healthcare providers, including HMOs and hospital management companies, performed relatively well after underperforming for several years. However, we took profits in this sector early in the period and the fund’s underweighted position in these companies probably detracted from returns somewhat.

The correction in healthcare industry stocks occurred principally in the final two months of 2000.

Top 5 Industries

(as a percentage of 4/30/2001 net assets)

Pharmaceuticals	42.6%

Biotechnology	30.8%

Healthcare Equipment & Supplies	12.3%

Healthcare Providers & Services	7.7%

Chemicals	4.4%

What were your principal strategies?

Early in the period, we took profits in some of the fund’s healthcare service providers, increasing the weighting in biotechnology because of the sector’s positive, long-term outlook in leading the drug development revolution in health science.

At the close of the period, approximately 43% of the funds net assets were invested in pharmaceutical companies, with 31% invested in biotechnology stocks, 12% in medical products corporations and 8% in healthcare services. In managing the fund, we pursue an intensive, analytically based investment process, looking for stocks with strong fundamentals. We seek consistent, risk-adjusted returns through both sector allocation and security selection by combining the disciplined use of quantitative screens and intensive bottom-up research in individual companies.

EVERGREEN
Health Care Fund
Portfolio Manager Interview

What types of investments most influenced the fund’s performance?

In general, the fund probably had too high a weighting in biotechnology and too low a weighting in hospitals and HMOs. However, within each sector, the fund’s stock selection resulted in performance that outpaced industry benchmarks.

Pacific Health, an HMO, was a special situation stock that performed very well. After the company reported disappointing earnings, the stock fell to a very low price that attracted our interest. We invested at a favorable price and then sold the position at a significant profit.

Scios, Inc., a biotechnology company, also was a very strong performer. The FDA currently is reviewing a new drug developed by Scios, Inc. to treat heart problems.

Quest Diagnostics, Inc., a leader in the outsourcing movement in medical testing for hospitals and physician offices, also made a strong contribution to the fund’s return.

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

Genetech, Inc.	5.0%

Pfizer, Inc.	4.7%

Abbott Laboratories	4.5%

Pharmacia Corp.	3.8%

Glaxo Wellcome Plc, ADR	3.2%

Ilex Oncology, Inc.	3.0%

Roche Holdings AG	2.6%

Aventis, ADR	2.3%

Immunex Corp.	2.2%

Medarex, Inc.	2.0%

Several major pharmaceutical holdings also continued to support fund performance, including Abbott Laboratories and Pfizer, Inc. One pharmaceutical holding that was disappointing, however, was Roche Holdings AG.

What is your outlook for the healthcare industry?

We believe the long-term potential in healthcare continues to be extraordinary. Healthcare spending in the United States last year grew by 14%, with growth accelerating. The aging baby boomer generation in developed nations and high population growth rates in developing nations are increasing the demand for new products and services.

Important medical needs still are not being met. At the same time, we are just at the beginning of the revolution in genomics, or the science of gene-mapping. Many products are still to be developed from research in biotechnology. The healthcare industry continues to offer great potential.

EVERGREEN
Technology Fund
Fund at a Glance as of April 30, 2001

"The biggest factor that helped our relative performance was the fund’s de-emphasis of software stocks, which as a group declined by 47% during the six months."

CURRENT INVESTMENT STYLE[1]

Morningstar’s Style Box is based on a portfolio date as of 4/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1  Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads and fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments. The fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

Each fund offers Class I shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

PERFORMANCE AND RETURNS [2]
Portfolio Inception Date: 12/22/1999	Class A	Class B	Class C	Class I**
Class Inception Date	12/22/1999	12/22/1999	12/22/1999	12/22/1999

6-months with sales charge	-25.80%	-25.44%	-23.18%	n/a

6-months w/o sales charge	-21.26%	-21.52%	-21.59%	-21.10%

Average Annual Returns *

1 year with sales charge	-41.55%	-41.51%	-39.66%	n/a

1 year w/o sales charge	-37.99%	-38.43%	-38.43%	-37.73%

Since Portfolio Inception	-19.92%	-19.44%	-17.59%	-16.03%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge unless noted.
**Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Technology Fund, Class A shares2 , versus a similar investment in the Standard and Poor’s 1500 Supercomposite Technology Sector Index (S&P 1500-Technology), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 1500-Technology and S&P 500 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN
Technology Fund
Portfolio Manager Interview

How did the fund perform?

In a challenging period for technology stocks, the fund had negative returns but continued to outperform its competitive benchmark. Evergreen Technology Fund Class A shares returned –21.26% for the six-month period ended April 30, 2001. Fund returns are before the deduction of any applicable sales charge. During the same period, the median return of science and technology funds was –43.67%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Standard & Poor’s 500 Index, a common benchmark for the overall stock market, returned –12.07% and the S&P 1500-Technology returned –36.13% for the same six-month period.

Portfolio Characteristics

(as of 4/30/2001)

Total Net Assets	$16,366,528

Number of Holdings	36

P/E Ratio	35.3x

What factors most affected fund performance during the six months?

It was a challenging period for technology investing as the economy slowed, business spending on technology declined, and inventories accumulated. Earlier in 2000, technology stocks slumped largely as the result of rising concern about the very high valuations to which many stocks had risen. However, during this period, corporate earnings began to fall among many leading technology companies, exacerbating the downward pressure on stock prices. Investors came to realize that the huge capital spending by businesses in general, and in the communications industry in particular, was unsustainable. Equipment stocks, especially telecommunications equipment stocks, suffered major losses. Meanwhile, wireless telephone growth leveled off and the growth in sales of personal computers began to slow after averaging 18% per year for almost two decades.

Even with a revival in some technology stock prices in April 2001, the sector performed poorly for the six-month period. The Merrill Lynch Technology 100 Index, which tracks the performance of the overall technology industry, fell by 41% during the six months. The best-performing technology industry was semiconductor capital equipment. In the Merrill Lynch Technology 100 Index, the industry was up 23%. However, Evergreen Technology Fund holding in this industry gained 58%. The next best performer was Computer Services, returning 3% in the Merrill Lynch Technology 100 Index and 17% for our fund.

Following is the performance of the other major technology groups both for the index and for the fund:

	Evergreen Technology Fund	Merrill Lynch Technology 100 Index

Commercial Equipment	-30%	-55%

Computer Hardware	-31%	-45%

Computer Peripherals	+27%	-20%

Software	-20%	-47%

Semiconductor	-25%	-34%

EVERGREEN
Technology Fund
Portfolio Manager Interview

What were your principal strategies during the period?

We maintained a defensive stance throughout the period because we believed technology stock prices in general were too high, and the best relative performance was likely to come from the more reasonably valued companies. Our core discipline is based on the belief that the only relevant metric—or standard—for judging technology stock prices is the price/earnings multiple in relation to that of the overall S&P 500. We ignore many of the valuation standards, such as price-to-sales and price-to-potential sales, that were popular in the bubble of technology stock prices in 1998 and 1999. We insist upon earnings and a history of earnings. Beyond that, we want companies with reasonable valuations. We usually do not pay more than three times the price/earnings ratio for the overall market. That means that you will rarely see a stock in the portfolio with a price/earnings ratio higher than 60. At the close of the period on April 30, 2001, the average P/E ratio of stocks in the fund was 35.3, while the P/E ratio of the Merrill Lynch Technology 100 Index was 84.

During this period, we focused on industry groups that we thought had the best potential for weathering the extreme volatility in the market. Our largest overweighted position was in the computer services industry, which includes companies involved in processing credit card transactions, payroll account records, investment account records, insurance forms and even airline reservations. We like this industry because of the regularly recurring nature of its revenues. Examples of holdings include First Data Corp., CSG Systems International, Inc., SEI Investments Co., and Sabre Group Holdings, Inc.

We also emphasized semiconductor capital equipment companies. These companies constitute an essential part of the growth in the electronics industry and produce above-average earnings growth, and yet their stock valuations have become more reasonable in relation to the S&P 500.

Top 5 Industries

(as a percentage of 4/30/2001 net assets)

Commercial Services & Supplies	34.3%

Semiconductor Equipment & Products	22.3%

Computers & Peripherals	11.8%

IT Consulting & Services	9.8%

Software	7.9%

What type of investments had the greatest impact on performance during the period?

The computer services industry was the greatest relative contributor. Among the fund’s performance leaders were Automatic Data Processing and DST Systems, both of which we sold during the period when we believed their stock prices had risen to levels inconsistent with our valuation discipline.

Our investments in the semiconductor capital equipment industry also supported performance relative to the industry. Among the better performing stocks were Lam Research Corp., which rose by 59% in the six months, Varian Semiconductor Equipment, Inc., which was up 95%, and KLA-Tencor Corp., which appreciated by 68%.

The biggest factor that helped our relative performance was the fund’s de-emphasis of software stocks, which as a group declined by 47% during the six months. Despite this general trend, our position in Microsoft Corp. helped fund returns.

EVERGREEN
Technology Fund
Portfolio Manager Interview

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

Affiliated Computer Services, Inc.	7.5%

Lexmark International Group, Inc.	6.8%

CSG Systems International, Inc.	6.4%

Convergys Corp.	5.6%

First Data Corp.	5.4%

SEI Investment Co.	4.9%

Microsoft Corp.	4.1%

Micron Technology, Inc.	3.0%

Sabre Group Holdings, Inc., Class A.	3.0%

Analog Devices, Inc.	2.9%

What is your outlook for technology investing?

We are bullish, although the basis for the industry’s future growth may be different from the foundation of past growth. We believe personal computers, wireless phones and the internet will not be as powerful drivers for growth as they were during the 1990s.

In the short term, we believe that the environment will continue to be challenging as the technology industry feels the impact of the weakening U.S. economy and potentially weakening economies in Europe. We continue to emphasize computer services companies, which should outperform other parts of the industry in an environment of slowing economic growth. At the same time, we have slightly trimmed our position in semiconductor capital equipment stocks to reflect our expectation of earnings declines in 2001, but we believe the industry is poised for a recovery in 2002. We remain cautious on communications equipment stocks, especially those of wire-based companies.

In the long term, we are optimistic that corporate customers and individual consumers both will continue to demand new technology products that will deliver more information more quickly and in easier formats than ever before. We should expect a new generation of products delivering more information to ever-smaller devices. How about stock tickers on your wrist watch?

While many technology stocks have been very volatile, we believe that investing in the right technology companies offers the best long-term potential for capital growth.

EVERGREEN Utility and Telecommunications Fund Fund at a Glance as of April 30, 2001	(formerly Evergreen Utility Fund)

"As investors, it is our challenge to analyze the companies and seek out those firms that are most likely to emerge as winners from the intensely competitive field we see today."

CURRENT INVESTMENT STYLE [1]

Morningstar’s Style Box is based on a portfolio date as of 4/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads and fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, the returns would have been lower.

Each fund offers Class I shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

PERFORMANCE AND RETURNS [2]
Portfolio Inception Date: 1/4/1994	Class A	Class B	Class C	Class I**
Class Inception Date	1/4/1994	1/4/1994	9/2/1994	2/28/1994

6-months with sales charge	-8.33%	-7.51%	-4.85%	n/a

6-months w/o sales charge	-2.71%	-3.07%	-3.07%	-2.52%

Average Annual Returns*

1 year with sales charge	-3.45%	-2.87%	-0.10%	n/a

1 year w/o sales charge	2.44%	1.75%	1.75%	2.77%

5 years	15.47%	15.74%	15.98%	17.13%

Since Portfolio Inception	13.28%	13.37%	13.43%	14.48%

Maximum Sales Charge	5.75%	5.00%	2.00%	n/a
	Front End	CDSC	CDSC

30-day SEC Yield	2.10%	1.53%	1.53%	2.46%

6-month income dividends
per share	$0.18	$0.13	$0.13	$0.20

6-month capital gain distributions
per share	$1.05	$1.05	$1.05	$1.05

* Adjusted for maximum applicable sales charge unless noted.
** Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of change in value of a $10,000 investment in Evergreen Utility and Telecommunications Fund Class A shares2 , the Standard and Poor’s Utility Index (S&P Utility), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P Utility and the S&P 500 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

All data is as of April 30, 2001 and is subject to change.

EVERGREEN Utility and Telecommunications Fund Portfolio Manager Interview	(formerly Evergreen Utility Fund)

How did the fund perform?

Evergreen Utility and Telecommunications Fund Class A shares returned –2.71% for the six-month period ended April 30, 2001. Fund returns are before the deduction of any applicable sales charges. During the same period, the Standard & Poor’s 500 Index returned –12.07%, while the Standard & Poor’s Utility Index had a total return of 6.68%. The median return of utility funds was –2.52%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics

(as of 4/30/2001)

Total Net Assets	$531,452,279

Number of Holdings	56

Beta*	0.61

P/E Ratio	25.3x

*as of 3/31/2001

What was the investment environment like during the six months?

Depending on the sector, the backdrop for investing in utility and telecommunications related stocks varied from very friendly to very difficult. Independent power producers had the most hospitable environment, as deregulation, rising demand for power and limited supply combined to help companies improve their earnings and attract investors. Traditional electric utilities also showed good performance, helped by declining short-term interest rates, although their performance did not come close to that of the independent power producers. Natural gas companies showed strength during the six months, but commodity prices increased faster than did the stock valuations of the distribution companies.

The most difficult conditions existed for telecommunications related stocks. Stocks in all of the telecommunications services sector declined. Wireless communications companies posted the worst relative performance, although most long-distance carriers and local telephone operating companies also posted negative returns for the six months.

What were your principal strategies during the period?

Our long-term approach is to remain diversified throughout the utility and telecommunications sector, but to make adjustments to the portfolio both to take advantage of opportunities and to reduce risk. At the start of the period, we reviewed all our telecommunications holdings, identifying what we believed were the superior companies and cutting out those we believed had the weakest fundamentals and were most vulnerable to an industry slump. In February, we took advantage of a brief rally in telephone stocks to lighten our positions in the industry, selling some holdings while concentrating on the telecommunications companies we believe had the most long-term potential.

We also increased our emphasis on independent power producers and merchant power companies that benefit in a less regulated environment by generating and selling electric power to traditional utilities. We invested in power producers such as Calpine Corp. and added to positions of companies such as Dynegy, Inc. and Mirant Corp., which was a spin-off of a utility holding, The Southern Company. In addition, we selectively invested in utilities with power-producing subsidiaries, including Reliant Energy, Inc.

EVERGREEN Utility and Telecommunications Fund Portfolio Manager Interview	(formerly Evergreen Utility Fund)

Top 5 Industries

(as a percentage of 4/30/2001 net assets)

Electric Utilities	35.6%

Diversified Telecommunication Services	23.8%

Gas Utilities	11.9%

Wireless Telecommunication Services	9.7%

Communications Equipment	5.4%

What investments had the most significant influence on performance?

As you might expect, the independent power producers had the greatest impact on the fund’s returns during the six-month period. Mirant Corp, a spin-off of The Southern Company, gained 50%, while Calpine Corp. appreciated 44% and Dynegy, Inc. was up 25%. Reliant Energy, Inc. rose by 20% during the six months.

Telecommunications holdings were the biggest detractors from fund returns during the six months. Nextel Communications, Inc., a wireless company, had disappointing returns; as did McLeod USA, Inc., a competitive local exchange carrier; and Global Crossing, Ltd., an international long-haul communications carrier. In a sector that faced a challenging environment during the six months, the regional bell operating companies were the best relative performers among the telecommunications holdings.

Top 10 Holdings

(as a percentage of 4/30/2001 net assets)

Dynegy, Inc., Class A	5.0%

Calpine Capital Trust III	4.2%

Verizon Communications	3.7%

Mirant Corp.	3.1%

SBC Communications, Inc.	3.1%

Sempra Energy	3.0%

Reliant Energy, Inc.	3.0%

El Paso Corp.	3.0%

Consolidated Edison, Inc.	3.0%

Time Warner Telecom, Inc., Class A	2.9%

What is your outlook?

Each of the sectors faces challenges and opportunities.

In the telecommunications services industry, we believe demand will continue to grow and infrastructure still will need to be built. The growth will not be smooth, however, and infrastructure investments may not generate increased revenues as fast as companies and investors may wish. The telecommunications services industry has attracted a large number of competitors, lured by the long-term potential created by new technologies and rising demand. We are likely to witness a period of transition in which the number of competitors declines and the market rationalizes, with the strongest competitors surviving and flourishing. As investors, it is our challenge to analyze the companies and seek out those firms that are most likely to emerge as winners from the intensely competitive field we see today. As the number of competitors declines, the industry should begin to stabilize and the surviving companies should be able to increase their earnings performance.

We believe that the outlook is favorable in the natural gas industry, where demand is likely to continue to

EVERGREEN Utility and Telecommunications Fund Portfolio Manager Interview	(formerly Evergreen Utility Fund)

outpace the supply, pushing up prices and supporting the stock valuations of gas-oriented companies.

We also believe the traditional electric utility industry will continue to break apart into different subsectors.

The prospects for independent power producers and merchant energy companies continue to look good. Well-managed independent power producers with regionally diverse markets should maintain their growth. Although their profit margins on new revenues may shrink somewhat, independent power producers still are likely to enjoy significant growth. At the same time, these companies may continue to come under public pressure, as shortages of power and rising demand will feed political controversies and attacks on the industry, as we have already witnessed in California.

In contrast, the traditional electric distribution companies face a less certain future. Investors are likely to bid up the stock prices of companies that can grow revenues and produce rates of return higher than they achieved when they were regulated. However, the risks of renewed political and regulatory controversy over electric rates may increase investor uncertainty.

We are in a period of transition in all segments of the traditional utility industry, from electric to natural gas to communications. In general, those sectors of the utility industry under the least regulation are likely to produce the best opportunities for investors.

EVERGREEN
Health Care Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 # (Unaudited)	Year Ended October 31, 2000 (a)

CLASS A SHARES

Net asset value, beginning of period	$ 16.21	$10.00

Income from investment operations

Net investment loss	(0.08)	(0.03)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.84)	11.64

Total from investment operations	(1.92)	11.61

Distributions to shareholders from

Net realized gains	(0.69)	(5.40)

Net asset value, end of period	$ 13.60	$16.21

Total return*	(12.18%)	124.01%

Ratios and supplemental data

Net assets, end of period (thousands)	$18,392	$9,334

Ratios to average net assets
Expenses‡	1.92%†	1.75%†

Net investment loss	(1.18%)†	(1.10%)†

Portfolio turnover rate	109%	183%

	Six Months Ended April 30, 2001 # (Unaudited)	Year Ended October 31, 2000 (a)

CLASS B SHARES

Net asset value, beginning of period	$ 16.06	$ 10.00

Income from investment operations

Net investment income loss	(0.13)	(0.10)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.82)	11.56

Total from investment operations	(1.95)	11.46

Distributions to shareholders from

Net realized gains	(0.69)	(5.40)

Net asset value, end of period	$ 13.42	$ 16.06

Total return*	(12.49%)	122.37%

Ratios and supplemental data

Net assets, end of period (thousands)	$45,789	$24,534

Ratios to average net assets
Expenses‡	2.67%†	2.55%†

Net investment loss	(1.92%)†	(1.78%)†

Portfolio turnover rate	109%	183%

(a)	For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.
#	Net investment loss is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Health Care Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 # (Unaudited)	Year Ended October 31, 2000 (a)

CLASS C SHARES

Net asset value, beginning of period	$ 16.07	$10.00

Income from investment operations

Net investment loss	(0.14)	(0.04)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.83)	11.51

Total from investment operations	(1.97)	11.47

Distributions to shareholders from

Net realized gains	(0.69)	(5.40)

Net asset value, end of period	$ 13.41	$16.07

Total return*	(12.61%)	122.51%

Ratios and supplemental data

Net assets, end of period (thousands)	$17,943	$5,831

Ratios to average net assets
Expenses‡	2.68%†	2.47%†

Net investment loss	(1.96%)†	(1.89%)†

Portfolio turnover rate	109%	183%

	Six Months Ended April 30, 2001 # (Unaudited)	Year Ended October 31, 2000 (a)

CLASS I SHARES††

Net asset value, beginning of period	$16.24	$10.00

Income from investment operations

Net investment loss	(0.07)	(0.05)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.84)	11.69

Total from investment operations	(1.91)	11.64

Distributions to shareholders from

Net realized gains	(0.69)	(5.40)

Net asset value, end of period	$13.64	$16.24

Total return	(12.09%)	124.33%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,074	$ 564

Ratios to average net assets
Expenses‡	1.65%†	1.56%†

Net investment loss	(0.94%)†	(0.78%)†

Portfolio turnover rate	109%	183%

(a)	For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.
#	Net investment loss is based on average shares oustanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Technology Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 # (Unaudited)	Year Ended October 31, 2000 (a) #

CLASS A SHARES

Net asset value, beginning of period	$ 9.97	$10.00

Income from investment operations

Net investment loss	(0.07)	(0.10)

Net realized and unrealized gains or losses on securities	(2.05)	0.07 +

Total from investment operations	(2.12)	(0.03)

Net asset value, end of period	$ 7.85	$ 9.97

Total return*	(21.26%)	(0.30%)

Ratios and supplemental data

Net assets, end of period (thousands)	$4,908	$4,645

Ratios to average net assets
Expenses‡	2.26%†	1.72%†

Net investment loss	(1.63%)†	(1.19%)†

Portfolio turnover rate	211%	185%

	Six Months Ended April 30, 2001 # (Unaudited)	Year Ended October 31, 2000 (a) #

CLASS B SHARES

Net asset value, beginning of period	$ 9.90	$10.00

Income from investment operations

Net investment loss	(0.08)	(0.19)

Net realized and unrealized gains or losses on securities	(2.05)	0.09 +

Total from investment operations	(2.13)	(0.10)

Net asset value, end of period	$ 7.77	$ 9.90

Total return*	(21.52%)	(1.00%)

Ratios and supplemental data

Net assets, end of period (thousands)	$8,417	$7,664

Ratios to average net assets
Expenses‡	3.02%†	2.49%†

Net investment loss	(2.38%)†	(1.96%)†

Portfolio turnover rate	211%	185%

(a)	For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.
#	Net investment loss per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+
The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains or losses at such time.

†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Technology Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 # (Unaudited)	Year Ended October 31, 2000 (a) #

CLASS C SHARES

Net asset value, beginning of period	$ 9.91	$10.00

Income from investment operations

Net investment loss	(0.07)	(0.15)

Net realized and unrealized gains or losses on securities	(2.07)	0.06 +

Total from investment operations	(2.14)	(0.09)

Net asset value, end of period	$ 7.77	$ 9.91

Total return*	(21.59%)	(0.90%)

Ratios and supplemental data

Net assets, end of period (thousands)	$2,582	$1,798

Ratios to average net assets
Expenses‡	3.02%†	2.47%†

Net investment loss	(2.39%)†	(1.88%)†

Portfolio turnover rate	211%	185%

	Six Months Ended April 30, 2001 # (Unaudited)	Year Ended October 31, 2000 (a) #

CLASS I SHARES††

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations

Net investment loss	(0.08)	(0.10)

Net realized and unrealized gains or losses on securities	(2.03)	0.10 +

Total from investment operations	(2.11)	0

Net asset value, end of period	$ 7.89	$10.00

Total return	(21.10%)	0.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 459	$ 217

Ratios to average net assets
Expenses‡	2.03%†	1.49%†

Net investment loss	(1.41%)†	(0.99%)†

Portfolio turnover rate	211%	185%

(a)	For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.
#	Net investment loss per share is based on average shares outstanding during the period.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
+
The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains or losses at such time.

†	Annualized.
††	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN Utility and Telecommunications Fund	(formerly Evergreen Utility Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited)	Year Ended October 31, 2000 (a)	Year Ended July 31,				Year Ended December 31,
			2000	1999	1998	1997 (b)	1996	1995

CLASS A SHARES

Net asset value, beginning of period	$ 14.69	$ 13.96	$ 12.85	$ 11.76	$ 11.45	$ 10.57	$ 10.80	$ 9.00

Income from investment operations

Net investment income	0.20	0.09	0.35	0.42	0.43	0.25	0.41	0.44

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.63)	0.72	2.29	2.37	1.44	0.87	0.05	2.25

Total from investment operations	(0.43)	0.81	2.64	2.79	1.87	1.12	0.46	2.69

Distributions to shareholders from

Net investment income	(0.18)	(0.08)	(0.35)	(0.42)	(0.44)	(0.24)	(0.41)	(0.44)

Net realized gains	(1.05)	0	(1.18)	(1.28)	(1.12)	0	(0.28)	(0.45)

Total distributions	(1.23)	(0.08)	(1.53)	(1.70)	(1.56)	(0.24)	(0.69)	(0.89)

Net asset value, end of period	$ 13.03	$ 14.69	$ 13.96	$ 12.85	$ 11.76	$ 11.45	$ 10.57	$ 10.80

Total return*	(2.71%)	5.76%	21.75%	26.05%	17.30%	10.72%	4.40%	30.70%

Ratios and supplemental data

Net assets, end of period (thousands)	$322,168	$327,067	$299,675	$108,411	$95,300	$91,638	$96,243	$107,872

Ratios to average net assets
Expenses‡	1.08%†	1.09%†	1.06%	1.03%	0.99%	1.00%†	0.87%	0.79%

Net investment income	3.16%†	2.50%†	2.41%	3.60%	3.58%	3.85%†	3.87%	4.51%

Portfolio turnover rate	51%	28%	66%	46%	62%	50%	59%	88%

	Six Months Ended April 30, 2001 (Unaudited)	Year Ended October 31, 2000 (a)	Year Ended July 31,				Year Ended December 31,
			2000	1999	1998	1997 (b)	1996	1995

CLASS B SHARES

Net asset value, beginning of period	$ 14.70	$ 13.97	$ 12.86	$ 11.76	$ 11.46	$ 10.58	$ 10.81	$ 9.00

Income from investment operations

Net investment income	0.15	0.06	0.24	0.34	0.34	0.20	0.33	0.37

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.63)	0.72	2.29	2.37	1.44	0.87	0.05	2.26

Total from investment operations	(0.48)	0.78	2.53	2.71	1.78	1.07	0.38	2.63

Distributions to shareholders from

Net investment income	(0.13)	(0.05)	(0.24)	(0.33)	(0.36)	(0.19)	(0.33)	(0.37)

Net realized gains	(1.05)	0	(1.18)	(1.28)	(1.12)	0	(0.28)	(0.45)

Total distributions	(1.18)	(0.05)	(1.42)	(1.61)	(1.48)	(0.19)	(0.61)	(0.82)

Net asset value, end of period	$ 13.04	$ 14.70	$ 13.97	$ 12.86	$ 11.76	$ 11.46	$ 10.58	$ 10.81

Total return*	(3.07%)	5.56%	20.79%	25.23%	16.31%	10.21%	3.60%	29.90%

Ratios and supplemental data

Net assets, end of period (thousands)	$188,836	$157,985	$110,460	$54,839	$43,776	$36,738	$38,511	$35,662

Ratios to average net assets
Expenses‡	1.83%†	1.84%†	1.80%	1.77%	1.74%	1.75%†	1.62%	1.53%

Net investment income	2.39%†	1.71%†	1.76%	2.85%	2.82%	3.10%†	3.12%	3.78%

Portfolio turnover rate	51%	28%	66%	46%	62%	50%	59%	88%

(a)	For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.
(b)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
†	Annualized.

See Combined Notes to Financial Statements.

EVERGREEN Utility and Telecommunications Fund	(formerly Evergreen Utility Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2001 (Unaudited)	Year Ended October 31, 2000 (a)	Year Ended July 31,				Year Ended December 31,
			2000	1999	1998	1997 (b)	1996	1995

CLASS C SHARES

Net asset value, beginning of period	$ 14.71	$ 13.98	$12.86	$11.76	$11.46	$10.58	$10.82	$ 9.01

Income from investment operations

Net investment income	0.15	0.06	0.24	0.34	0.34	0.20	0.33	0.37

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.63)	0.72	2.30	2.37	1.44	0.87	0.04	2.26

Total from investment operations	(0.48)	0.78	2.54	2.71	1.78	1.07	0.37	2.63

Distributions to shareholders from

Net investment income	(0.13)	(0.05)	(0.24)	(0.33)	(0.36)	(0.19)	(0.33)	(0.37)

Net realized gains	(1.05)	0	(1.18)	(1.28)	(1.12)	0	(0.28)	(0.45)

Total distributions	(1.18)	(0.05)	(1.42)	(1.61)	(1.48)	(0.19)	(0.61)	(0.82)

Net asset value, end of period	$ 13.05	$ 14.71	$13.98	$12.86	$11.76	$11.46	$10.58	$10.82

Total return*	(3.07%)	5.55%	20.88%	25.23%	16.31%	10.21%	3.50%	29.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$18,352	$14,497	$9,589	$ 879	$ 486	$ 379	$ 396	$ 246

Ratios to average net assets
Expenses‡	1.83%†	1.84%†	1.82%	1.77%	1.74%	1.75%†	1.63%	1.54%

Net investment income	2.39%†	1.71%†	1.77%	2.74%	2.82%	3.10%†	3.13%	3.76%

Portfolio turnover rate	51%	28%	66%	46%	62%	50%	59%	88%

	Six Months Ended April 30, 2001 (Unaudited)	Year Ended October 31, 2000 (a)	Year Ended July 31,				Year Ended December 31,
			2000	1999	1998	1997 (b)	1996	1995

CLASS I SHARES††

Net asset value, beginning of period	$14.69	$13.96	$12.86	$11.77	$11.46	$10.58	$10.82	$ 9.00

Income from investment operations

Net investment income	0.23	0.10	0.38	0.49	0.46	0.25	0.44	0.47

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.63)	0.71	2.28	2.33	1.45	0.88	0.03	2.27

Total from investment operations	(0.40)	0.81	2.66	2.82	1.91	1.13	0.47	2.74

Distributions to shareholders from

Net investment income	(0.20)	(0.08)	(0.38)	(0.45)	(0.48)	(0.25)	(0.43)	(0.47)

Net realized gains	(1.05)	0	(1.18)	(1.28)	(1.12)	0	(0.28)	(0.45)

Total distributions	(1.25)	(0.08)	(1.56)	(1.73)	(1.60)	(0.25)	(0.71)	(0.92)

Net asset value, end of period	$13.04	$14.69	$13.96	$12.86	$11.77	$11.46	$10.58	$10.82

Total return	(2.52%)	5.82%	21.98%	26.35%	17.60%	10.85%	4.50%	31.30%

Ratios and supplemental data

Net assets, end of period (thousands)	$2,096	$2,634	$2,630	$2,123	$1,695	$1,627	$2,000	$7,791

Ratios to average net assets
Expenses‡	0.83%†	0.84%†	0.79%	0.77%	0.74%	0.74%†	0.61%	0.54%

Net investment income	3.43%†	2.76%†	2.78%	3.92%	3.82%	4.06%†	4.01%	4.76%

Portfolio turnover rate	51%	28%	66%	46%	62%	50%	59%	88%

(a)	For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.
(b)	For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*	Excluding applicable sales charges.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
†	Annualized.
††	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Health Care Fund
Schedule of Investments
April 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – 97.9%

HEALTH CARE – 93.5%

Biotechnology – 30.8%

Abgenix, Inc. *	40,993	$ 1,537,238
Aclara Biosciences, Inc. *	7,000	36,400
Alkermes, Inc. *	11,500	352,360
Amgen, Inc. *	23,000	1,406,220
Applera Corp. – Applied Biosystems Group	6,950	222,817
Applied Molecular Evolution *	15,000	127,500
Avant Immunotherapeutics, Inc. *	25,000	124,000
Axys Pharmaceutical, Inc. *	25,000	76,750
Biocryst Pharmaceuticals, Inc. *	20,000	100,600
Cell Genesys, Inc. *p	3,000	47,460
Compugen, Ltd. *p	25,000	112,000
CuraGen Corp. *	12,500	411,250
Curis, Inc. *p	75,000	375,750
Dyax Corp. *	21,000	160,650
Epix Medical, Inc. *	20,000	176,800
Genetech, Inc. *	80,000	4,200,000
Genzyme Transgenics Corp. *	60,000	377,400
Gilead Sciences, Inc. *	10,000	489,800
Hyseq, Inc. *	15,000	172,500
IDEC Pharmaceuticals Corp. *	7,500	369,000
Ilex Oncology, Inc. *	135,000	2,497,500
ImClone Systems, Inc. *p	8,000	323,680
Immunex Corp. *	120,000	1,831,200
Immunogen, Inc. *p	12,500	249,625
Immunomedics, Inc. *	80,000	1,094,400
Lexicon Genetics, Inc. *	8,000	72,000
Medarex, Inc. *	70,000	1,673,700
MedImmune, Inc. *	20,000	783,000
Nanogen, Inc. *	10,000	70,000
Neurocrine Biosciences, Inc. *	62,500	1,584,375
ONYX Pharmaceuticals, Inc. *	40,000	431,200
OSI Pharmaceuticals, Inc. *	12,500	641,750
Progenics Pharmaceuticals, Inc. *	10,000	130,800
Protein Design Labs, Inc. *	15,000	963,750
QLT Phototherapeutics, Inc. *	20,000	535,600
Sangstat Medical Corp. *	36,500	405,880
Scios, Inc. *	27,500	748,330
Seattle Genetics, Inc. *p	10,000	80,500
Texas Biotechnology Corp. *	65,000	461,500
Transkaryotic Therapies, Inc. *	10,000	188,300

		25,643,585

Electronic Equipment & Instruments – 0.1%
Caliper Technologies Corp. *	3,500	80,500

EVERGREEN
Health Care Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – continued

Health Care Equipment & Supplies – 12.3%
Abiomed, Inc. *p	17,500	$ 336,000
Apogent Technology, Inc. *	10,000	230,000
Applera Corp. – Celera Genomics *	11,000	453,750
ArQule, Inc. *	50,000	774,500
ArthroCare Corp. *p	30,000	563,400
Aurora Bioscience Corp. *	30,000	696,000
Boston Scientific Corp. *	18,000	285,840
Cyberonics, Inc. *	70,000	798,000
Disetronic Holdings AG	414	311,660
Guidant Corp. *	25,000	1,025,000
Inverness Medical Technology, Inc. *	30,000	1,050,000
KV Pharmaceutical Co., Class A *	25,000	543,500
Minimed, Inc. *	10,000	399,400
Molecular Devices Corp. *	40,000	770,000
Nexmed, Inc. *	40,000	168,400
Noven Pharmaceuticals, Inc. *	32,000	687,040
Novoste Corp. *	10,000	203,300
Oratec Interventions, Inc. *	28,000	173,320
Possis Medical, Inc. *p	40,000	244,000
TriPath Imaging, Inc. *	100,000	550,000

		10,263,110

Health Care Providers & Services – 7.7%
Aetna US Healthcare, Inc.	12,500	352,375
HCA – The Healthcare Corp.	20,000	774,000
Health Management Associates, Inc., Class A *	40,000	716,800
Health Net, Inc. *	20,000	431,000
Humana, Inc. *	25,000	247,000
Impath, Inc. *	10,000	312,800
PacifiCare Health Systems, Inc., Class A *	10,000	353,900
Parexel International Corp. *	10,200	128,010
Quest Diagnostics, Inc. *	10,000	1,232,000
Quintiles Transnational Corp. *	62,500	1,284,375
Wellpoint Health Networks, Inc., Class A *	6,000	589,500

		6,421,760

Pharmaceuticals – 42.6%
Abbott Laboratories	80,000	3,710,400
Alpharma, Inc., Class A	40,000	904,800
Altana AG	800	95,823
American Home Products Corp.	10,000	577,500
Astrazeneca Plc, ADR	10,000	475,200
Atrix Laboratories, Inc. *	1,500	25,050
Barr Laboratories, Inc. *	10,000	579,500
EVERGREEN
Health Care Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – continued

Pharmaceuticals – continued
Biotech Holders Trust *p	10,000	$ 1,263,500
Celgene Corp. *	50,000	883,500
Cell Therapeutics, Inc. *	50,000	1,247,500
Chugai Pharmaceutical Co., Ltd.	45,000	668,272
Corvas International, Inc. *	40,000	404,800
Cubist Pharmaceuticals, Inc. *	12,500	389,000
Eisai Co.	10,000	256,545
Glaxo Wellcome Plc, ADR	50,000	2,678,500
H. Lundbeck A/S *	2,800	64,229
ICN Pharmaceuticals, Inc.	5,000	128,100
Inspire Pharmaceutical, Inc. *	30,000	396,000
IVAX Corp. *	20,000	801,000
Johnson & Johnson	10,000	964,800
Kos Pharmaceuticals, Inc. *	18,000	353,520
Ligand Pharmaceuticals, Inc. *	20,000	232,600
Medicines Co. *p	33,500	363,475
Merck & Co., Inc.	15,000	1,139,550
Merck KGaA	8,000	279,661
Microcide Pharmaceuticals, Inc. *	10,000	30,000
Millennium Pharmaceuticals, Inc. *	7,500	279,000
Mylan Laboratories, Inc.	45,000	1,203,300
Novartis AG	10,000	391,500
Pfizer, Inc.	90,000	3,897,000
Pharmacia Corp.	61,005	3,188,121
Praecis Pharmaceuticals, Inc. *	37,000	811,780
Roche Holdings AG	300	2,154,653
Roche Holdings Ltd., ADR	2,200	158,010
Schering AG	15,000	749,150
Sepracor, Inc. *	5,000	131,800
Teva Pharmaceutical Industries, Ltd., ADR	12,500	680,625
Titan Pharmaceuticals, Inc. *	18,500	652,125
UCB SA	15,000	492,424
United Therapeutics Corp. *	60,000	720,000
Yamanouchi Pharmaceutical Co., Ltd.	35,000	968,721

		35,391,034

MATERIALS – 4.4%
Chemicals – 4.4%
Akzo Nobel NV	28,000	1,166,379
Aventis, ADR	25,000	1,922,500
Millipore Corp.	7,500	430,125
Pall Corp.	5,000	117,350

		3,636,354

Total Common Stocks (cost $89,335,625)		81,436,343

EVERGREEN
Health Care Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS – 4.6%

MUTUAL FUND SHARES – 4.6%
Evergreen Select Money Market Fund ø	810,824	$ 810,824
Navigator Prime Portfolio pp	3,059,173	3,059,173

Total Short-Term Investments (cost $3,869,997)		3,869,997

Total Investments – (cost $93,205,622) – 102.5%		85,306,340
Other Assets and Liabilities – (2.5%)		(2,108,449)

Net Assets – 100.0%		$ 83,197,891

See Combined Notes to Schedules of Investments.

EVERGREEN
Technology Fund
Schedule of Investments
April 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – 92.8%

INDUSTRIALS – 34.3%

Commercial Services & Supplies – 34.3%
Concord EFS, Inc. *p	5,000	$ 232,750
Convergys Corp. *	25,000	912,500
CSG Systems International, Inc. *p	18,000	1,047,780
Electronic Data Systems Corp. p	7,000	451,500
First Data Corp.	13,000	876,720
Fiserv, Inc. *	6,000	332,040
Pitney Bowes, Inc.	12,000	456,840
Sabre Group Holdings, Inc., Class A *p	10,000	498,600
SEI Investments Co.	20,000	802,200

		5,610,930

INFORMATION TECHNOLOGY – 58.5%

Communications Equipment – 3.4%
Comverse Technology, Inc. *p	5,000	342,500
Corning, Inc.	10,000	219,700

		562,200

Computers & Peripherals – 11.8%
Dell Computer Corp. *	10,000	262,900
International Business Machines Corp.	3,000	345,420
Lexmark International Group, Inc., Class A *p	18,000	1,105,740
Sun Microsystems, Inc. *	13,000	222,560

		1,936,620

Distributors – 1.5%
Tech Data Corp. *	7,000	244,020

Electronic Equipment & Instruments – 1.8%
Ingram Micro Inc, Class A *	20,000	289,600

IT Consulting & Services – 9.8%
Affiliated Computer Services, Inc., Class A *p	17,000	1,224,000
SunGard Data Systems, Inc. *	7,000	386,890

		1,610,890

Semiconductor Equipment & Products – 22.3%
Altera Corp. *	10,000	252,900
Analog Devices, Inc. *	10,000	473,100
Applied Materials, Inc. *	3,000	163,800
Integrated Device Technology, Inc. *	6,000	235,020
KLA-Tencor Corp. *p	4,000	219,840
Lam Research Corp. *p	8,000	236,800
LTX Corp. *p	10,000	269,200
Microchip Technology, Inc. *	5,575	161,285
Micron Technology, Inc. *	11,000	499,180
Novellus Systems, Inc. *p	4,000	220,600
EVERGREEN
Technology Fund
Schedule of Investments (continued)
April 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued

Semiconductor Equipment & Products – continued
Teradyne, Inc. *	4,000	$ 158,000
Varian Semiconductor Equipment, Inc. *	5,000	227,750
Vitesse Semiconductor Corp. *p	10,000	339,000
Xilinx, Inc. *	4,000	189,880

		3,646,355

Software – 7.9%
Adobe Systems, Inc.	5,000	224,600
Computer Associates International, Inc.	12,000	386,280
Microsoft Corp. *	10,000	677,500

		1,288,380

Total Common Stocks (cost $12,635,747)		15,188,995

SHORT-TERM INVESTMENTS – 33.3%

MUTUAL FUND SHARES – 33.3%
Evergreen Select Money Market Fund ø	1,076,422	1,076,422
Navigator Prime Portfolio pp	4,379,711	4,379,711

Total Short-Term Investments (cost $5,456,133)		5,456,133

Total Investments – (cost $18,091,880) – 126.1%		20,645,128
Other Assets and Liabilities – (26.1%)		(4,278,600)

Net Assets – 100.0%		$ 16,366,528

See Combined Notes to Schedules of Investments.

EVERGREEN Utility and Telecommunications Fund	(formerly Evergreen Utility Fund)
Schedule of Investments
April 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – 60.3%

CONSUMER STAPLES – 0.2%

Energy Equipment & Services – 0.2%
Aquila, Inc. p	34,100	$ 1,033,571

FINANCIALS – 3.0%

Real Estate – 3.0%
Equity Office Properties Trust, REIT	344,000	9,821,200
Equity Residential Properties Trust, REIT	142,900	6,225,260

		16,046,460

INFORMATION TECHNOLOGY – 0.9%

Communications Equipment – 0.9%
QUALCOMM, Inc. *	82,778	4,748,146

TELECOMMUNICATION SERVICES – 22.3%

Diversified Telecommunication Services – 18.4%
AT&T Corp.	75,900	1,691,052
BellSouth Corp.	368,400	15,458,064
Broadwing, Inc. *	470,000	11,656,000
Global Crossing, Ltd. *p	250,000	3,132,500
Level 3 Communications, Inc. *p	65,000	924,950
McLeod USA, Inc., Class A *	60,000	531,000
Qwest Communications International, Inc. *	309,338	12,651,924
SBC Communications, Inc.	403,261	16,634,516
Time Warner Telecom, Inc., Class A *p	306,800	15,539,420
Verizon Communications	354,880	19,543,242

		97,762,668

Wireless Telecommunications Services – 3.9%
Crown Castle International Corp. *	375,000	9,183,750
Leap Wireless International, Inc. *	10,000	348,600
Nextel Communications, Inc. *	219,000	3,558,750
Sprint Corp. (PCS Group), Ser. 1 *p	24,800	635,624
Vodafone Group Plc, ADR p	226,250	6,850,850

		20,577,574

UTILITIES – 33.9%

Electric Utilities – 23.4%
Calpine Corp. *	222,250	12,666,028
Consolidated Edison, Inc. p	422,000	15,787,020
Duke Energy Co.	330,000	9,603,000
Dynegy, Inc., Class A	460,000	26,611,000
El Paso Energy Partners LP p	1,100	34,980
FPL Group, Inc.	195,000	11,680,500
Mirant Corp.	409,500	16,707,600
Niagara Mohawk Holdings, Inc. *	458,500	7,707,385
EVERGREEN Utility and Telecommunications Fund	(formerly Evergreen Utility Fund)
Schedule of Investments
April 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

UTILITIES – continued

Electric Utilities – continued
NRG Energy, Inc. * p	216,000	$ 7,722,000
Reliant Energy, Inc.	320,000	15,856,000

		124,375,513

Gas Utilities – 10.5%
El Paso Corp.	230,104	15,831,155
Enron Corp.	161,700	10,141,824
MDU Resources Group, Inc.	57,400	2,296,000
Peoples Energy Corp.	288,800	11,479,800
Sempra Energy	580,913	16,073,863

		55,822,642

Total Common Stocks (cost $265,848,720)		320,366,574

CONVERTIBLE PREFERRED STOCKS – 22.8%

INFORMATION TECHNOLOGY – 2.5%

Communications Equipment – 2.5%
Crown Castle, DECS Trust V, 7.25%, 08/15/2002	385,200	8,782,560
Metromedia Fiber, DECS Trust VI, 6.25%, 11/15/2002	313,200	4,616,568

		13,399,128

TELECOMMUNICATION SERVICES – 6.7%

Diversified Telecommunication Services – 2.9%
Global Crossing Ltd., 6.75%, 04/15/2012	55,000	7,913,125
Qwest Trends Trust, 5.75%, 11/17/2003 144A	104,400	7,321,050

		15,234,175

Wireless Telecommunications Services – 3.8%
MediaOne Group, Inc., PIES, 7.00% 11/15/2002	222,300	7,313,670
Mirant Trust I, 6.25%, 10/01/2030	158,700	13,013,400

		20,327,070

UTILITIES – 13.6%

Electric Utilities – 12.2%
Alliant Energy Resources, Inc., 7.25%, 02/15/2030 144A	178,100	8,415,225
Calpine Capital Trust III, 5.00%, 08/01/2005 144A	302,500	22,422,812
CMS Energy Corp., 8.75%, 07/01/2002	198,600	7,248,900
Dominion Resources, Inc., PIES, 9.50%, 11/16/2004	125,000	8,137,500
NRG Energy, Inc., 6.50%, 05/18/2004	86,400	2,764,800
TXU Corp., PRIDES, 9.25%, 08/16/2002	140,800	6,934,400
UtiliCorp United, Inc., 9.75%, 11/16/2002	237,000	8,880,390

		64,804,027

Gas Utilities – 1.4%
Coastal Corp., PRIDES, 6.625%, 08/16/2002	165,000	7,672,500

Total Convertible Preferred Stocks (cost $111,056,083)		121,436,900

EVERGREEN Utility and Telecommunications Fund	(formerly Evergreen Utility Fund)
Schedule of Investments
April 30, 2001 (Unaudited)

	Principal Amount	Value

CONVERTIBLE DEBENTURES – 3.2%

INFORMATION TECHNOLOGY – 2.0%

Communications Equipment – 2.0%
American Tower Corp., 6.25%, 10/15/2009	$ 8,140,000	$ 10,592,175

TELECOMMUNICATION SERVICES – 1.2%

Diversified Telecommunication Services – 0.5%
Level 3 Communications, Inc., 6.00%, 09/15/2009	6,600,000	2,788,500

Wireless Telecommunications Services – 0.7%
Nextel Communications, Inc., 4.75%, 07/01/2007	3,850,000	3,676,750

Total Convertible Debentures (cost $26,120,507)		17,057,425

CORPORATE BONDS – 3.3%

TELECOMMUNICATION SERVICES – 3.3%

Diversified Telecommunication Services – 2.0%
Pinnacle Holdings, Inc., 5.50%, 09/15/2007 144A	18,050,000	10,378,750

Wireless Telecommunications Services – 1.3%
Nextel Communications, Inc.:
5.25%, 01/15/2010 144A	11,250,000	7,115,625

Total Corporate Bonds (cost $23,607,339)		17,494,375

	Shares

SHORT-TERM INVESTMENTS – 18.0%

MUTUAL FUND SHARES – 18.0%
Evergreen Select Money Market Fund ø	52,809,746	52,809,746
Navigator Prime Portfolio pp	42,712,187	42,712,187

Total Short-Term Investments (cost $95,521,933)		95,521,933

Total Investments – (cost $522,154,582) – 107.6%		571,877,207
Other Assets and Liabilities – (7.6%)		(40,424,928)

Net Assets – 100.0%		$531,452,279

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
April 30, 2001 (Unaudited)

Symbol
Description

*	Non-income producing security.
p	All or a portion of this security is on loan.
pp	Represents investment of cash collateral received for securities on loan.
ø	The advisor of the fund and the advisor of the money market fund are each a division of First Union National Bank.
144A
Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
ADR	American Depository Receipt
DECS	Dividend Enhanced Convertible Stock
PIES	Premium Income Exchangeable Securities
PRIDES	Preferred Redeemable Increased Dividend Equity Securities
REIT	Real Estate Investment Trust

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Assets and Liabilities
April 30, 2001 (Unaudited)

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Assets

Identified cost of securities	$93,205,622	$18,091,880	$522,154,582

Net unrealized gains or losses on securities	(7,899,282)	2,553,248	49,722,625

Market value of securities	85,306,340	20,645,128	571,877,207

Foreign currency, at value (cost $9,856, $0 and $0, respectively)	9,799	0	0

Receivable for securities sold	1,322,929	316,149	0

Receivable for Fund shares sold	954,555	54,826	1,330,454

Dividends and interest receivable	68,148	4,657	1,510,686

Receivable from investment advisor	0	0	103,553

Prepaid expenses and other assets	48,381	73,020	209,467

Total assets	87,710,152	21,093,780	575,031,367

Liabilities

Distributions payable	0	0	98,573

Payable for securities purchased	1,405,695	345,065	0

Payable for Fund shares redeemed	36,823	1,229	733,797

Payable for securities on loan	3,059,173	4,379,711	42,712,187

Advisory fee payable	2,279	419	0

Distribution Plan expenses payable	1,815	217	7,804

Due to other related parties	175	0	1,443

Accrued expenses and other liabilities	6,301	611	25,284

Total liabilities	4,512,261	4,727,252	43,579,088

Net assets	$83,197,891	$16,366,528	$531,452,279

Net assets represented by

Paid-in capital	$89,302,316	$21,555,559	$481,793,328

Undistributed (overdistributed) net investment income (loss)	(571,994)	(155,092)	1,350,021

Accumulated net realized gains or losses on securities and foreign currency related transactions	2,367,019	(7,587,187)	(1,413,695)

Net unrealized gains or losses on securities and foreign currency related transactions	(7,899,450)	2,553,248	49,722,625

Total net assets	$83,197,891	$16,366,528	$531,452,279

Net assets consists of

Class A	$18,392,177	$ 4,908,196	$322,167,756

Class B	45,788,502	8,417,185	188,836,235

Class C	17,943,220	2,581,921	18,352,366

Class I*	1,073,992	459,226	2,095,922

Total net assets	$83,197,891	$16,366,528	$531,452,279

Shares outstanding

Class A	1,352,854	625,063	24,715,946

Class B	3,411,494	1,082,802	14,478,393

Class C	1,337,593	332,155	1,405,873

Class I*	78,744	58,235	160,757

Net asset value per share

Class A	$ 13.60	$ 7.85	$ 13.03

Class A—Offering price (based on sales charge of 5.75%)	$ 14.43	$ 8.33	$ 13.82

Class B	$ 13.42	$ 7.77	$ 13.04

Class C	$ 13.41	$ 7.77	$ 13.05

Class I*	$ 13.64	$ 7.89	$ 13.04

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Operations
Six Months Ended April 30, 2001 (Unaudited)

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Investment income

Dividends (net of foreign withholding taxes of $12,184, $0 and $0, respectively)	$ 171,079	$ 5,782	$ 7,606,041

Interest	37,401	32,872	2,835,943

Securities lending income	32,173	7,353	82,927

Total investment income	240,653	46,007	10,524,911

Expenses

Advisory fee	311,750	69,681	1,046,793

Distribution Plan expenses	266,200	53,711	1,313,738

Administrative services fees	32,797	7,335	249,237

Transfer agent fee	98,285	27,732	813,570

Trustees’ fees and expenses	1,307	298	4,777

Printing and postage expenses	4,486	2,702	53,816

Custodian fee	9,590	1,817	58,229

Registration and filing fees	77,228	33,276	76,480

Professional fees	7,423	4,050	16,552

Other	5,666	910	155

Total expenses	814,732	201,512	3,633,347

Less: Expense reductions	(2,085)	(413)	(14,676)

Fee waivers	0	0	(244,622)

Net expenses	812,647	201,099	3,374,049

Net investment income (loss)	(571,994)	(155,092)	7,150,862

Net realized and unrealized gains or losses on securities and foreign currency related transactions

Net realized gains or losses on:

Securities	2,486,583	(6,387,468)	(1,317,050)

Foreign currency related transactions	(11,070)	0	0

Net realized gains or losses on securities and foreign currency related transactions	2,475,513	(6,387,468)	(1,317,050)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(10,876,792)	3,173,628	(19,634,303)

Net realized and unrealized losses on securities and foreign currency related transactions	(8,401,279)	(3,213,840)	(20,951,353)

Net decrease in net assets resulting from operations	$ (8,973,273)	$(3,368,932)	$(13,800,491)

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Changes in Net Assets
Six Months Ended April 30, 2001 (Unaudited)

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Operations

Net investment income (loss)	$ (571,994)	$ (155,092)	$ 7,150,862

Net realized gains or losses on securities and foreign currency related transactions	2,475,513	(6,387,468)	(1,317,050)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(10,876,792)	3,173,628	(19,634,303)

Net decrease in net assets resulting from operations	(8,973,273)	(3,368,932)	(13,800,491)

Distributions to shareholders

Net investment income

Class A	0	0	(4,391,126)

Class B	0	0	(1,747,330)

Class C	0	0	(170,321)

Class I*	0	0	(34,177)

Net realized gains

Class A	(508,777)	0	(23,550,373)

Class B	(1,227,836)	0	(11,774,351)

Class C	(502,183)	0	(1,109,210)

Class I*	(27,955)	0	(170,872)

Total distributions to shareholders	(2,266,751)	0	(42,947,760)

Capital share transactions

Proceeds from shares sold	61,003,962	8,128,693	79,946,119

Net asset value of shares issued in reinvestment of distributions	2,212,962	0	39,703,205

Payment for shares redeemed	(9,041,763)	(2,716,795)	(33,632,256)

Net increase in net assets resulting from capital share transactions	54,175,161	5,411,898	86,017,068

Total increase in net assets	42,935,137	2,042,966	29,268,817

Net assets

Beginning of period	40,262,754	14,323,562	502,183,462

End of period	$83,197,891	$16,366,528	$531,452,279

Undistributed (overdistributed) net investment income (loss)	$ (571,994)	$ (155,092)	$ 1,350,021

*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Changes in Net Assets
Year Ended October 31, 2000

	Health Care Fund (a)	Technology Fund (a)	Utility and Telecommunications Fund (b)

Operations

Net investment income (loss)	$ (194,228)	$ (124,219)	$ 2,652,792

Net realized gains or losses on securities and foreign currency related transactions	5,349,818	(1,199,719)	22,220,006

Net change in unrealized gains or losses on securities and foreign currency related transactions	2,977,342	(620,380)	(456,975)

Net increase (decrease) in net assets resulting from operations	8,132,932	(1,944,318)	24,415,823

Distributions to shareholders

Net investment income

Class A	0	0	(1,661,962)

Class B	0	0	(459,875)

Class C	0	0	(41,657)

Class I*	0	0	(15,538)

Net realized gains

Class A	(185,863)	0	0

Class B	(2,538,000)	0	0

Class C	(54,000)	0	0

Class I*	(76,953)	0	0

Total distributions to shareholders	(2,854,816)	0	(2,179,032)

Capital share transactions

Proceeds from shares sold	34,348,445	16,907,698	69,490,961

Net asset value of shares issued in reinvestment of distributions	2,854,816	0	1,934,729

Payment for shares redeemed	(2,218,623)	(639,818)	(13,832,986)

Net increase in net assets resulting from capital share transactions	34,984,638	16,267,880	57,592,704

Total increase in net assets	40,262,754	14,323,562	79,829,495

Net assets

Beginning of period	0	0	422,353,967

End of period	$40,262,754	$14,323,562	$502,183,462

Undistributed net investment income	$ 0	$ 0	$ 542,113

(a)	For the period from December 22, 1999 (commencement of operations) to October 31, 2000.
(b)	For the three months ended October 31, 2000. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.
*	Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statement of Changes in Net Assets
Year Ended July 31, 2000

Utility and Telecommunications Fund

Operations

Net investment income	$ 5,910,108

Net realized gains on securities and foreign currency related transactions	23,281,602

Net change in unrealized gains or losses on securities and foreign currency related transactions	(4,060,888)

Net increase in net assets resulting from operations	25,130,822

Distributions to shareholders from

Net investment income

Class A	(4,423,099)

Class B	(1,243,397)

Class C	(56,923)

Class I*	(66,050)

Net realized gains

Class A	(9,808,607)

Class B	(5,178,058)

Class C	(119,850)

Class I*	(187,129)

Total distributions to shareholders	(21,083,113)

Capital share transactions

Proceeds from shares sold	110,944,245

Net asset value of shares issued in reinvestment of distributions	18,113,980

Payment for shares redeemed	(42,785,764)

Net asset value of shares issued in acquisition	165,782,310

Net increase in net assets resulting from capital share transactions	252,054,771

Total increase in net assets	256,102,480

Net assets

Beginning of period	166,251,487

End of period	$422,353,967

Undistributed net investment income	$ 68,353

*	Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Sector Funds consist of Evergreen Health Care Fund (“Health Care Fund”), Evergreen Technology Fund (“Technology Fund”), and Evergreen Utility and Telecommunications Fund (“Utility and Telecommunications Fund”), (formerly, Evergreen Utility Fund) (collectively the “Funds”). Health Care Fund and Technology Fund are non-diversified series and Utility and Telecommunications Fund is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and/or Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed Class I. This did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments
Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation
All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Foreign Currency Contracts
A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D. Securities Lending
The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

E. Security Transactions and Investment Income
Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions
Distributions to shareholders are recorded on the ex-dividend date.

Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

H. Class Allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On November 1, 2000, the Utility and Telecommunications Fund’s Board of Trustees approved the transfer of the investment advisory contract with First Union National Bank to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union Corporation (“First Union”) and neither the fees nor services were changed.

EIMC, an indirect, wholly-owned subsidiary of First Union, is the investment advisor to each Fund. EIMC is paid a management fee that is calculated and paid daily at the annual rates of each Fund’s average daily net assets as identified below.

Management Fee Rate
Health Care Fund	0.95%
Technology Fund	0.95%
Utility and Telecommunications Fund	0.42%

Combined Notes to Financial Statements (Unaudited) (continued)

During the six months ended April 30, 2001, the amount of investment advisory fees waived by the investment advisor to the Utility and Telecommunications Fund was $244,622 and the impact to the Fund’s expense ratio represented as a percentage of its average daily net assets was 0.10%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of First Union is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the six months ended April 30, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B and Class C Distribution Plans were as follows:

	Class A	Class B	Class C

Health Care Fund	$ 18,952	$173,720	$73,528
Technology Fund	5,956	37,427	10,328
Utility and Telecommunications Fund	389,138	842,554	82,046

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITION

Effective on the close of business on March 10, 2000 Utility and Telecommunications Fund acquired substantially all the assets and assumed certain liabilities of Evergreen America’s Utility Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 11,152,446 Class A shares of Utility and Telecommunications Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $33,482,175. The aggregate net assets of Utility and Telecommunications Fund and Evergreen America’s Utility Fund immediately prior to the acquisition were $222,937,755 and $165,782,310, respectively. The aggregate net assets of Utility and Telecommunications Fund immediately after the acquisition were $388,720,065.
Combined Notes to Financial Statements (Unaudited) (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class I. Transactions in shares of the Funds were as follows:

HEALTH CARE FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	990,716	$14,615,881	587,993	$ 8,821,900
Automatic conversion of Class B shares to Class A shares	5,627	83,486	11	165
Shares issued in reinvestment of distributions	33,524	497,491	13,145	185,863
Shares redeemed	(252,840)	(3,442,467)	(25,322)	(388,829)

Net increase	777,027	11,754,391	575,827	8,619,099

Class B
Shares sold	2,049,904	29,092,714	1,419,590	19,024,021
Shares issued in reinvestment of distributions	81,514	1,198,253	180,769	2,538,000
Automatic conversion of Class B shares to Class A shares	(5,689)	(83,486)	(11)	(165)
Shares redeemed	(241,407)	(3,182,392)	(73,176)	(1,137,039)

Net increase	1,884,322	27,025,089	1,527,172	20,424,817

Class C
Shares sold	1,095,462	16,287,362	376,098	5,689,393
Shares issued in reinvestment of distributions	33,286	489,304	3,846	54,000
Shares redeemed	(154,064)	(2,083,580)	(17,035)	(266,187)

Net increase	974,684	14,693,086	362,909	5,477,206

Class I
Shares sold	64,217	1,008,005	56,276	813,131
Shares issued in reinvestment of distributions	1,877	27,914	5,434	76,953
Shares redeemed	(22,091)	(333,324)	(26,969)	(426,568)

Net increase	44,003	702,595	34,741	463,516

Net increase		$54,175,161		$34,984,638

TECHNOLOGY FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	297,379	$2,434,069	497,441	$ 6,009,451
Automatic conversion of Class B shares to Class A shares	2,597	21,812	6	77
Shares redeemed	(140,580)	(1,124,337)	(31,780)	(356,196)

Net increase	159,396	1,331,544	465,667	5,653,332

Class B
Shares sold	376,169	3,070,638	777,647	8,361,162
Automatic conversion of Class B shares to Class A shares	(2,618)	(21,812)	(6)	(77)
Shares redeemed	(64,578)	(502,570)	(3,812)	(43,572)

Net increase	308,973	2,546,256	773,829	8,317,513

Class C
Shares sold	255,146	2,033,434	194,075	2,210,686
Shares redeemed	(104,413)	(794,753)	(12,653)	(133,223)

Net increase	150,733	1,238,681	181,422	2,077,463

Class I
Shares sold	69,953	590,552	31,858	326,399
Shares redeemed	(33,446)	(295,135)	(10,130)	(106,827)

Net increase	36,507	295,417	21,728	219,572

Net increase		$5,411,898		$16,267,880

Combined Notes to Financial Statements (Unaudited) (continued)

UTILITY AND TELECOMMUNICATIONS FUND

	Six Months Ended April 30, 2001		Year Ended October 31, 2000 (a)		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	1,644,883	$21,486,430	1,371,113	$20,107,904	2,133,626	$ 30,193,005
Automatic conversion of Class B shares to Class A shares	89,429	1,153,897	65	971	562,558	7,873,019
Shares issued in reinvestment of distributions	1,978,140	25,455,440	97,942	1,465,164	910,347	11,880,407
Shares redeemed	(1,258,063)	(16,113,515)	(677,545)	(9,843,351)	(1 ,724,014)	(24,026,429)
Shares issued in acquisition of Evergreen America’s Utility Fund	0	0	0	0	11,152,446	165,782,310

Net increase	2,454,389	31,982,252	791,575	11,730,688	13,034,963	191,702,312

Class B
Shares sold	3,920,864	50,961,943	3,012,025	44,168,924	4,946,770	$ 69,726,181
Shares issued in reinvestment of distributions	1,003,218	12,912,182	28,704	429,353	457,128	5,901,081
Automatic conversion of Class B shares to Class A shares	(89,407)	(1,153,897)	(65)	(971)	(562,690)	(7,873,019)
Shares redeemed	(1,103,773)	(13,993,321)	(202,566)	(2,964,450)	(1,197,763)	(16,519,375)

Net increase	3,730,902	48,726,907	2,838,098	41,632,856	3,643,445	51,234,868

Class C
Shares sold	554,582	7,240,481	328,181	4,799,482	692,664	$ 9,816,862
Shares issued in reinvestment of distributions	89,494	1,153,664	2,310	34,536	9,634	126,381
Shares redeemed	(223,582)	(2,830,295)	(31,221)	(463,945)	(84,513)	(1,168,749)

Net increase	420,494	5,563,850	299,270	4,370,073	617,785	8,774,494

Class I
Shares sold	20,074	257,265	28,397	414,651	85,509	$ 1,208,198
Shares issued in reinvestment of distributions	14,126	181,919	379	5,676	16,052	206,110
Shares redeemed	(52,733)	(695,125)	(37,940)	(561,240)	(78,268)	(1,071,211)

Net decrease	(18,533)	(255,941)	(9,164)	(140,913)	23,293	343,097

Net increase		$86,017,068		$57,592,704		$252,054,771

(a)	For the three months ended October 31, 2000. The Fund changed its fiscal year ended July 31 to October 31, effective October 31, 2000.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended April 30, 2001:

	Cost of Purchases	Proceeds from Sales

Health Care Fund	$122,861,083	$ 71,327,469
Technology Fund	34,175,057	28,540,633
Utility and Telecommunications Fund	259,970,301	236,678,327

Each Fund loaned securities during the six months ended April 30, 2001 to certain brokers. At April 30, 2001, the value of securities on loan, the value of collateral (including accrued interest) and the amount of income earned from securities lending were as follows:

	Value of Securities On Loan	Value of Collateral	Securities Lending Income

Health Care Fund	$ 2,976,112	$ 3,059,173	$32,173
Technology Fund	4,333,318	4,379,711	7,353
Utility and Telecommunications Fund	41,219,289	42,712,187	82,927

On April 30, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Health Care Fund	$ 93,205,622	$ 3,866,477	$(11,765,759)	$ (7,899,282)
Technology Fund	18,091,880	2,621,643	(68,395)	2,553,248
Utility and Telecommunications Fund	522,154,582	82,945,601	(33,222,976)	49,722,625

As of October 31, 2000, the Technology Fund had capital loss carryovers for federal income tax purposes of $820,548 expiring October 31, 2008. The Health Care Fund and Utility and Telecommunications Fund had no capital loss carryovers as of October 31, 2000.

Combined Notes to Financial Statements (Unaudited) (continued)

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Health Care Fund	$ 2,085	0.01%
Technology Fund	413	0.01%
Utility and Telecommunications Fund	14,676	0.01%

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended April 30, 2001, the Funds had no borrowings under these agreements.

11. CONCENTRATION OF RISK

Investment in a Fund that concentrates its investments in a single sector or industry entails greater risks than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

12. SUBSEQUENT DISTRIBUTIONS TO SHAREHOLDERS

On May 31, 2001, the Utility and Telecommunications Fund declared the following distributions from net investment income to shareholders of record on May 30, 2001, payable June 1, 2001:

Class A	$0.0293
Class B	$0.0212
Class C	$0.0212
Class I	$0.0319

These distributions are not reflected in the accompanying financial statements.

13. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement dis closures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized and unrealized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

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